UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      June 28, 2013

BED BATH & BEYOND INC.
(Exact name of registrant as specified in its charter)

New York		0-20214	11-2250488
(State or other jurisdiction		(Commission	(I.R.S. Employer
of incorporation)	H	File Number)	Identification No.)

650 Liberty Avenue
Union, New Jersey 07083
(Address of principal executive offices)   (Zip Code)

(908) 688-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to letter agreements entered into on June 28, 2013, each of Warren Eisenberg, Co-Chairman of Bed Bath & Beyond Inc. (the “Company”), and Leonard Feinstein, Co-Chairman of the Company, agreed to continue the terms of their respective employment agreements having agreed in principle on extensions of such employment agreements.  The Company and Messrs. Eisenberg and Feinstein anticipate entering into extensions to their respective employment agreements pending finalization of the terms thereof.

The foregoing is a brief summary of the letter agreements and does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreements, which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of the Company held on June 28, 2013, the following items were voted upon:  (1) the election of nine directors of the Company for terms expiring in 2014; (2) the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 1, 2014; and (3) a proposal to consider the approval, by non-binding vote, of the 2012 compensation paid to the Company’s named executive officers, known as the “say-on-pay” proposal.  The voting results with respect to each of the matters described above were as follows:

1.	The nine directors were elected based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Warren Eisenberg	168,135,597	8,784,398	198,492	14,191,775
Leonard Feinstein	168,061,725	8,857,790	198,972	14,191,775
Steven H. Temares	175,234,150	1,684,440	199,897	14,191,775
Dean S. Adler	164,196,996	12,720,169	201,322	14,191,775
Stanley F. Barshay	172,518,718	4,398,386	201,383	14,191,775
Klaus Eppler	174,749,577	2,033,737	335,173	14,191,775
Patrick R. Gaston	176,327,763	587,720	203,004	14,191,775
Jordan Heller	176,179,230	737,516	201,741	14,191,775
Victoria A. Morrison	171,875,725	5,048,518	194,244	14,191,775

2.	The appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 1, 2014 was ratified based upon the following votes:

For	Against	Abstain
189,511,129	1,516,238	282,895

3.	The 2012 compensation paid to the Company’s named executive officers, known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
137,505,888	38,351,962	1,260,637	14,191,775

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits

10.1	Letter agreement dated as of June 28, 2013 between the Company and Warren Eisenberg

10.2	Letter agreement dated as of June 28, 2013 between the Company and Leonard Feinstein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: July 2, 2013	By:	/s/ Eugene A. Castagna
Eugene A. Castagna Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit Number	Description
10.1	Letter agreement dated as of June 28, 2013 between the Company and Warren Eisenberg
10.2	Letter agreement dated as of June 28, 2013 between the Company and Leonard Feinstein